UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 13, 2017

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and telephone number, including area code	State or other jurisdiction of incorporation	I.R.S. Employer Identification No.
1-16163	WGL Holdings, Inc. 101 Constitution Ave., N.W. Washington, D.C. 20080 (703) 750-2000	Virginia	52-2210912
0-49807	Washington Gas Light Company 101 Constitution Ave., N.W. Washington, D.C. 20080 (703) 750-4440	District of Columbia and Virginia	53-0162882
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:
[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WGL Holdings, Inc.:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Washington Gas Light Company:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On September 18, 2017, Washington Gas Light Company (the “Company”) issued $200,000,000 aggregate principal amount of 3.796% Medium Term Notes, Series K due September 15, 2046 (the “Notes”) under its medium-term notes program, pursuant to a Terms Agreement (the “Terms Agreement”), dated September 13, 2017, between the Company and MUFG Securities Americas Inc. and RBC Capital Markets, LLC, as agents. The Notes were offered to the public at 98.528% of par, and proceeds to the Company, net of commissions, were $195,619,267 (excluding expenses). The Notes were registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (File No. 333-206576) filed by the Company. The Notes were issued pursuant to a reopening of the 3.796% Medium Term Notes, Series K due September 15, 2046, $250,000,000 aggregate principle amount of which was issued on September 16, 2016, for a total aggregate principal amount outstanding of $450,000,000.

As described in the Terms Agreement, the Notes are subject to prepayment at the Company's option at any time in whole or from time to time in part, at a redemption price equal to the greater of (i) 100% of the principal amount thereof and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon, plus a make-whole call premium, plus, in either such case, accrued and unpaid interest on the principal of such Notes to the date of redemption. At any time on and after March 15, 2046, the Company may redeem the Notes on any date or dates, in whole or from time to time in part, at 100% of the principal amount of such Notes, plus accrued and unpaid interest on the principal amount of such Notes to the date of redemption.

The Notes were issued pursuant to that certain Indenture, dated as of September 1, 1991, as amended by that certain Supplemental Indenture, dated as of September 1, 1993, each between the Company and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)   Exhibits
The following exhibits are furnished herewith:

Exhibit No.	Description

1.1*	Terms Agreement, dated September 13, 2017, between Washington Gas Light Company, MUFG Securities Americas Inc. and RBC Capital Markets, LLC.
4.1	Indenture, dated September 1, 1991, between Washington Gas Light Company and The Bank of New York (incorporated by reference to Exhibit 4 to Form 8-K, dated September 19, 1991, in File No. 1-1483).
4.2
Supplemental Indenture to Indenture, dated September 1, 1993, between Washington Gas Light Company and The Bank of New York (incorporated by reference to Exhibit 4 to Form 8-K, dated September 1, 1993, in File No. 1-1483).

4.3	Form of Unsecured Notes (incorporated by reference to Exhibit 4.2/4.3 to Form 8-K, dated September 19, 1991, in File No. 1-1483).
5*	Opinion of Leslie T. Thornton, Esquire.
23	Consent of Leslie T. Thornton, Esquire (included in Exhibit No. 5).
*	Filed herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this Report to be signed on each of their behalf by the undersigned hereunto duly authorized.

WGL Holdings, Inc.
and
Washington Gas Light Company
(Registrants)
Date: September 19, 2017	/s/ William R. Ford
William R. Ford
Vice President & Chief Accounting Officer
(Principal Accounting Officer)

INDEX TO EXHIBITS
The following exhibits are furnished herewith:

Exhibit No.	Description

1.1*	Terms Agreement, dated September 13, 2017, between Washington Gas Light Company, MUFG Securities Americas Inc. and RBC Capital Markets, LLC.

4.1	Indenture, dated September 1, 1991, between Washington Gas Light Company and The Bank of New York (incorporated by reference to Exhibit 4 to Form 8-K, dated September 19, 1991, in File No. 1-1483).

4.2
Supplemental Indenture to Indenture, dated September 1, 1993, between Washington Gas Light Company and The Bank of New York (incorporated by reference to Exhibit 4 to Form 8-K, dated September 1, 1993, in File No. 1-1483).

4.3	Form of Unsecured Notes (incorporated by reference to Exhibit 4.2/4.3 to Form 8-K, dated September 19, 1991, in File No. 1-1483).

5*	Opinion of Leslie T. Thornton, Esquire.

23	Consent of Leslie T. Thornton, Esquire (included in Exhibit No. 5).

*	Filed herewith